Exhibit 99.1

2007 WUNDERLICH SECURITIES West Coast Bank Conference February 26, 2007

Forward-Looking Statements This presentation contains forward-looking statements, as defined by federal securities laws, relating to present or future trends or factors affecting the operations, markets and products of 1st Pacific Bancorp, Inc. These statements are provided to assist in the understanding of future financial performance. Any such statements are based on current expectations and involve a number of risks and uncertainties. For a discussion of factors that may cause such forward-looking statements to differ materially from actual results, please refer to 1st Pacific’s most recent documents filed with the Security and Exchange Commission. 1st Pacific undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this presentation.

1st Pacific Profile A community business bank headquartered in San Diego, California Founded in November 2000 after $11.5 MM IPO 5 full-service banking offices in San Diego County Assets of $318 million * Market capitalization of $62.3 MM ** OTC BB: FPBN * As of December 31, 2006 ** As of January 19, 2007

1st Pacific’s Franchise: San Diego County 3 million population A diverse economy: Defense, high-tech/biotech, tourism, education, import/export, manufacturing and business services Balanced growth in jobs, population and housing demand 96% of businesses with 50 or fewer employees Banking services overly concentrated in large banks; $47.2 billion in deposits

San Diego County: The Nation’s 6th Largest County Key Economic Trends: (Δ from 1995 to 2005) Population change +8% Employment change +26% # of businesses +94% Deposits +122% #of banks -18% Community bank market share has dropped from 18% to 8%

1st Pacific Led the Wave of San Diego Community Banks in 2000 Acquisitions by large banks Community banking vacuum Early Entrant Opened with 2 branches Strong capitalization Experienced bankers Aggressive Posture A business banking focus Additional branch expansion Market Share Growth Growth & profit performance A branded culture Community Bank Leadership

 What Makes Us Different? Small-to-medium size businesses & professionals Key Differentiation The Customer Experience Deliver Value Relationships and significant results Business Model Triple Bottom Line: People. Relationships. Results. Targeted to

Triple Bottom Line Relationships Adding value to client businesses Loyal & profitable for FPBS Results Strong growth & increasing profitability Expanding market share Virtually 100% retention of employees and client relationships Building shareholder value Operational Leadership Strategic Leadership People Hire the best Develop & retain Incentive-based compensation * From “Leading at a Higher Level” by Ken Blanchard Organizational Vitality Customer Devotion Employee Passion*

Initial Phase… Build Market Share



2001 – 2006
5 year CAGR = 49.2%
△= $60MM
+138.6%
△= $42MM
+40.6%
△= $66MM
+45.3%
△= $56MM
+26.7%
△= $52MM
+19.9%
$43.0
$102.6
$144.3
$209.7
$265.6
$318.4
2001
2002
2003
2004
2005
2006

1ST PACIFIC BANCORP

Current Phase Balancing Growth & Profitability 0.71% 1.01% 1.14% 7.03% 11.28% 13.36% 2004 2005 2006 Return on Average Assets Return on Avg. Equity Line 3

$275.3 million at Dec. 31, 2006 A Commercial Bank with an RE Focus Real Estate: Over 72% of loans collateralized by RE Property located in San Diego & adjacent counties Conservative LTV; Short maturities No significant concentrations C&I loans: All bankers are cash flow lenders Goal: to increase share of portfolio mix SBA loans: Important in FPBN market SBA loans held in portfolio Res. & Comm. RE 29.5% Construction & Land, 42.3% C&I, 19.2% SBA, 7.2% Other Consumer, 1.8%

Performance: Excellent Asset Quality 0.15% 0.00% 0.00% 0.00% 0.00% 1.00% 1.00% 1.20% 1.20% 1.22% 1.18% 0.40% 2001 2002 2003 2004 2005 2006 NPAs +90/ Total Assets Loan Loss Reserves/ Total Loans Virtually no charge-offs since inception NPAs are SBA guaranteed

Deposit Mix Require deposits with every business lending relationship Target for transaction accounts is 35%; currently 22.7% Core deposits are 64.0% of total deposits 4Q 2006 cost of deposits was 3.52% CDs < $100M, 7.9% Savings & MM, 33.5% NOW 5.1% Non-int. DDA, 17.6% $261.8 million at Dec. 31, 2006 CDs > $100M, 35.9%%

Net Interest Margin (Thousands) 4.52% 4.59% 4.97% 5.06% 5.61% 5.56% 0.00% 2.00% 4.00% 6.00% 8.00% 2001 2002 2003 2004 2005 2006 $0 $4,000 $8,000 $12,000 $16,000 Net Interest Margin (FTE) Net Interest Income (Ann.)

Net Income $3,976 -$87 $1,707 $5,409 -$1,719 $2,063 -$407 $929 $3,202 $2,350 $1,226 2001 2002 2003 2004 2005 2006 Pretax Income Net Income

Technology Enhances Efficiency Leading edge technology strategy – comprehensive and competitive Relationship profitability management system in place: by customer by profit center Efficiency Ratio 67.6% 65.1% 62.9% 74.4% 2003 2004 2005 2006

Comparative Price Appreciation +70.6% +180.9% +30.3% +9.1% 0.00% 50.00% 100.00% 150.00% 200.00% 250.00% 300.00% Nov-00 May-01 Nov-01 May-02 Nov-02 May-03 Nov-03 May-04 Nov-04 May-05 Nov-05 May-06 Nov-06 FPBS($) S&P Bank NASDAQ Bank S&P 500

What Does Our Future Look Like? Three long-term strategies: Hire, retain and develop the best people Grow loyal and profitable customer relationships Build enduring franchise value Balanced focus on growth and profitability: 15/15 strategy Add additional regional offices (7-8 in total) Increase core deposits (35/35) Achieve $500 million in total assets, increasing focus on C&I and SBA loans (35% of portfolio) Conserve capital through holding company and Trust Preferred notes

1st Pacific Bancorp Announces Planned Acquisition of Landmark National Bank Announced February 23, 2007

FORWARD-LOOKING STATEMENT This presentation includes "forward-looking" statements as such term is defined in the Private Securities Litigation Reform Act of 1995. These statements are subject to risks and uncertainties and actual results could differ materially due to certain risk factors, including those in 1st Pacific Bancorp’s filings with the SEC and Landmark National Bank’s filings with the OCC. Specific relevant risks include whether both companies receive regulator and shareholder approvals, 1st Pacific Bancorp obtains the cash required to consummate the transaction, anticipated cost savings and synergies will be achieved and the integration of the two companies is successful. You should not place undue reliance on forward-looking statements and we undertake no obligation to update those statements. The foregoing may be deemed to be solicitation material in respect of the proposed merger of Landmark National Bank with and into 1st Pacific Bank of California, a wholly owned subsidiary of 1st Pacific Bancorp. Shareholders are urged to read the joint Proxy statement/prospectus that will be included in the registration statement on Form S-4, which 1st Pacific Bancorp will file with the SEC in connection with the proposed transaction, because it will contain important information about 1st Pacific Bancorp, 1st Pacific Bank of California and Landmark National Bank, the transaction and related matters. The directors and Executive officers of 1st Pacific Bancorp and Landmark National Bank may be deemed to be participants in the solicitation of proxies from their respective shareholders. Information regarding the participants and their security holdings can be found in the Form S-4 filed by 1st Pacific Bancorp on November 9, 2006, and in the 2005 Annual Report on Form 10-KSB filed by Landmark National Bank with the Office of the Comptroller of the Currency, and in the joint proxy statement/prospectus when it is filed with the SEC. All documents filed with the SEC are or will be available for free, both on the SEC web site (www.sec.gov) and from 1st Pacific Bancorp by directing a request to 1st Pacific Bancorp, 4275 Executive Square, Suite 650, La Jolla, California 92037; Attention: Investor Relations, or by telephone at (858) 875-2000, and from Landmark National Bank by directing a request to Landmark National Bank, 937 Lomas Santa Fe Drive, Solana Beach, California 92075, Attention: Investor Relations, or by telephone at Phone: (858) 509-2700.

Contribution Analysis Pro Forma Review $3,202 Net Income $25,962 Shareholders’ Equity $261,838 Total Deposits $318,466 Total Assets $275,266 Gross Loans 7 Branches Branch Offices Pro Forma (1) (1) All data as of 12/31/06. Pro forma does not account for purchase accounting adjustments. FPBN LMRK 5 Branches 2 Branches $75,930 $351,196 $125,016 $443,462 $102,459 $364,297 $17,753 $43,715 $942

Pro Forma Review: LMRK FPBN 0.00% NPAs /Assets 62.91% Efficiency Ratio 5.61% NIM 13.36% LTM ROAE 1.14% LTM ROAA 0.77% 5.49% 5.47% 84.6% 0.39%

Strategic Rationale Market consolidation Same target markets, same customer driven focus Intimate knowledge of the marketplace Efficiencies are clearly identified and should be quickly realized Increases market share in the attractive San Diego market Combined assets near $450 million create the largest community bank headquartered in San Diego County Advances 1st Pacific’s strategic plan 18-24 months Increased capital position will expand legal lending limit to serve most San Diego companies

Transaction Overview Cash & stock transaction valued at approx. $24.6 million Mix of consideration: 65% 1st Pacific stock, 35% cash Pricing Metrics: 191% of tangible book, 26.5% LTM earnings; core deposit premium of 14.2% Expected to close late 2Q or early 3Q of 2007 Accretive to 1st Pacific’s EPS in the first 12 months

Investment Summary People Inspired, loyal staff Proven ability to execute to plan Relationships Branch network sized for San Diego Customer loyalty Results A balance of growth and profitability Increasing market share Strong shareholder returns ~ We are the leading business community bank of San Diego ~ We are filling a growing vacuum in middle market banking

People. Relationships. Results.